UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2022

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
6.20% Fixed-To-Floating Rate Subordinated Debentures due 2042	RZA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2022, Reinsurance Group of America, Incorporated (the “Company”) completed the offering of $700 million aggregate principal amount of its 7.125% Fixed-Rate Reset Subordinated Debentures due 2052 (the “2052 Debentures”). The 2052 Debentures were issued pursuant to an Indenture, dated as of August 21, 2012 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a Seventh Supplemental Indenture, dated as of September 23, 2022, by and between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture as so supplemented, the “Indenture”). Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Indenture.

The 2052 Debentures are unsecured and subordinated obligations of the Company and rank junior in right of payment upon the Company’s liquidation to all of the Company’s existing and future senior indebtedness (as defined in the Indenture). In addition, the 2052 Debentures will be effectively subordinated to all the Company’s subsidiaries’ existing and future indebtedness and other liabilities, including obligations to the Company’s clients. Specifically, the 2052 Debentures will rank:

•	junior in right of payment to the Company’s 4.70% Senior Notes due 2023, 3.95% Senior Notes due 2026, 3.90% Senior Notes due 2029 and 3.15% Senior Notes due 2030;

•	equal in right of payment to the Company’s 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042 and 5.75% Fixed-to-Floating Rate Subordinated Debentures due 2056; and

•	senior in right of payment to the Company’s Variable Rate Junior Subordinated Debentures due 2065 (initially known as the Company’s 6.75% Junior Subordinated Debentures due 2065).

The 2052 Debentures will bear interest from and including the date of original issue to, but excluding, October 15, 2027 (the “First Reset Date”) at the fixed rate of 7.125% per annum. The interest rate for the 2052 Debentures will then reset on the First Reset Date and on each five-year anniversary thereof until maturity. The interest rate for the 2052 Debentures during each such five-year period shall be the Five-Year Treasury Rate (as of the date that is two business days prior to the upcoming reset date) plus 3.456%. The Company will pay interest quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2023. The 2052 Debentures will mature on October 15, 2052.

The Company may redeem the 2052 Debentures in increments of $25 principal amount:

•

in whole or in part on the First Reset Date or any time thereafter, at a redemption price equal to the principal amount of the 2052 Debentures being redeemed plus any accrued and unpaid interest thereon (including compounded interest, if any) to, but excluding, the date of redemption; provided that if the 2052 Debentures are not redeemed in whole, at least $25 million aggregate principal amount of the 2052 Debentures must remain outstanding after giving effect to such redemption;

•

in whole, but not in part, at any time prior to October 15, 2027, within 90 days of the occurrence of a “Tax Event,” at a redemption price equal to the principal amount plus any accrued and unpaid interest thereon (including compounded interest, if any) to, but excluding, the date of redemption;

•

in whole, but not in part, at any time prior to October 15, 2027, within 90 days of the occurrence of a “Regulatory Capital Event,” at a redemption price equal to the principal amount plus any accrued and unpaid interest thereon (including compounded interest, if any) to, but excluding, the date of redemption; or

•

in whole, but not in part, at any time prior to October 15, 2027, within 90 days of the occurrence of a “Rating Agency Event,” at a redemption price equal to 102% of the principal amount plus any accrued and unpaid interest thereon (including compounded interest, if any) to, but excluding, the date of redemption.

If an event of default under the Indenture arising from a default in the payment of interest, principal or premium has occurred and is continuing, the Trustee or the holders of at least 25% in outstanding principal amount of the 2052 Debentures will have the right to declare the principal of and accrued but unpaid interest on the 2052 Debentures to be due and payable immediately. If an event of default under the Indenture arising from an event of the Company’s bankruptcy, insolvency or receivership has occurred, the principal of and accrued but unpaid interest on the 2052 Debentures will automatically, and without any declaration or other action on the part of the Trustee or any holder of 2052 Debentures, become immediately due and payable.

The public offering price of the 2052 Debentures was 100% of the principal amount. The Company received net proceeds (before expenses) of approximately $693 million.

Additional Information

The Company intends to use the net proceeds from the offering of the 2052 Debentures to:

•

pay the purchase price for, and accrued and unpaid interest on, the Company’s 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042 (the “2042 Debentures”) validly tendered (and not validly withdrawn) and accepted for purchase pursuant to its previously announced Tender Offer (as defined below);

•	redeem any remaining 2042 Debentures in accordance with the indenture governing the 2042 Debentures following such time that the Company delivers a notice of redemption thereunder; and

•	pay related fees and expenses in connection with the Tender Offer and redemption.

The Company intends to use any remaining net proceeds for general corporate purposes.

The 2052 Debentures were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-238511) under the Securities Act of 1933, as amended, which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 20, 2020. The Company has filed with the SEC a prospectus supplement, dated September 15, 2022, together with the accompanying prospectus, dated May 20, 2020, relating to the offering and sale of the 2052 Debentures.

The above description of the Base Indenture, the Supplemental Indenture and the 2052 Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. The Base Indenture is filed as Exhibit 4.1 hereto, the Supplemental Indenture is filed as Exhibit 4.2 hereto and the form of the 2052 Debentures is filed as Exhibit 4.3 hereto (incorporated by reference from the Supplemental Indenture) and each such document is hereby incorporated herein by reference.

The Trustee is the Indenture trustee and will be the principal paying agent and registrar for the 2052 Debentures. The Company has entered, and from time to time may continue to enter, into banking or other relationships with the Trustee or its affiliates.

The information contained in Item 1.01 of this Current Report on Form 8-K is for informational purposes only and does not constitute a notice of redemption or an offer to purchase the 2042 Debentures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the 2052 Debentures and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

Underwriting Agreement for 7.125% Fixed-Rate Reset Subordinated Debentures due 2052

In connection with the offering of the 2052 Debentures, the Company entered into an Underwriting Agreement, dated September 15, 2022 (the “Underwriting Agreement”), with Wells Fargo Securities, LLC, BofA Securities, Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company issued and sold to the Underwriters the 2052 Debentures.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

The Underwriters and/or their affiliates have provided and in the future may provide investment banking, commercial banking, advisory, reinsurance and/or other financial services to the Company and its affiliates for which they have received and in the future may receive customary fees and expenses and may have entered into and in the future may enter into other transactions with the Company.

In connection with the offering of the 2052 Debentures, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-238511). The opinion of the Company’s counsel as to the binding nature of the 2052 Debentures is attached hereto as Exhibit 5.1, and the opinion of the Company’s counsel as to certain matters of Missouri law with respect to the 2052 Debentures is attached hereto as Exhibit 5.2. In addition, the tax opinion of the Company’s counsel is attached hereto as Exhibit 8.1.

Results of Tender Offer for 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042

On September 23, 2022, the Company issued a press release announcing the expiration of the previously announced cash tender offer by the Company for any and all of its outstanding 2042 Debentures (the “Tender Offer”) at 5:00 p.m., New York City time, on September 22, 2022 (the “Expiration Time”). As of the Expiration Time, according to information provided by D.F. King & Co., Inc., the tender agent and information agent for the Tender Offer, $151,048,375, or 37.76%, of the $400,000,000 aggregate principal amount of the 2042 Debentures had been validly tendered and delivered (and not validly withdrawn) in the Tender Offer (the “Tendered Debentures”). In addition, $311,875 aggregate principal amount of 2042 Debentures remains subject to guaranteed delivery procedures.

Payment for the Tendered Debentures purchased pursuant to the Tender Offer was made on September 23, 2022 (the “Payment Date”), and payment for the 2042 Debentures tendered by a Notice of Guaranteed Delivery (as defined below) and purchased pursuant to the Tender Offer is intended to be made on or around September 27, 2022 (the “Guaranteed Delivery Payment Date”).

As previously announced, the applicable “Tender Offer Consideration” is $25.20 for each $25 principal amount of 2042 Debentures, plus accrued and unpaid interest to, but not including, the Payment Date, payable on the Payment Date or the Guaranteed Delivery Payment Date, as applicable. For avoidance of doubt, interest on the 2042 Debentures ceased to accrue on the Payment Date for all 2042 Debentures accepted in the Tender Offer, including those tendered pursuant to the guaranteed delivery procedures. The Tender Offer will be funded from the net proceeds from the issuance and sale by the Company of the 2052 Debentures, as described above.

The Tender Offer was made on the terms and subject to the conditions set forth in the Offer to Purchase, dated as of September 15, 2022, the related Notice of Guaranteed Delivery attached to the Offer to Purchase and the Letter of Transmittal, dated as of September 15, 2022, that were sent to registered holders of the 2042 Debentures and posted online at www.dfking.com/rga.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 is for informational purposes only and does not constitute an offer to purchase the 2042 Debentures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

1.1	Underwriting Agreement, dated September 15, 2022, among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as Representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 21, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2012).

4.2	Seventh Supplemental Indenture, dated September 23, 2022, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, regarding the 2052 Debentures (incorporated by reference to Exhibit 4.2 of the Company’s Form 8-A Registration Statement filed on September 23, 2022).

4.3	Form of 7.125% Fixed-Rate Reset Subordinated Debenture due 2052 (incorporated by reference from Exhibit A to the Seventh Supplemental Indenture filed as Exhibit 4.2 of the Company’s Form 8-A Registration Statement filed on September 23, 2022).

5.1	Legal Opinion of Bass, Berry & Sims PLC regarding the 2052 Debentures.

5.2	Legal Opinion of William L. Hutton, Executive Vice President, General Counsel and Secretary, Reinsurance Group of America, Incorporated, regarding the 2052 Debentures.

8.1	Tax Opinion of Bass, Berry & Sims PLC regarding the 2052 Debentures.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

23.2	Consent of William L. Hutton, Executive Vice President, General Counsel and Secretary, Reinsurance Group of America, Incorporated (included in Exhibit 5.2).

23.3	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1)

99.1	Press Release, dated September 23, 2022

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: September 23, 2022	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer